SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

ROHN Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	File No. 1-8009	36-3060977
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6718 West Plank Road, Peoria, Illinois	61604
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code:                    (309) 697-4400

Item 9.  REGULATION FD DISCLOSURE

On August 14, 2002, ROHN Industries, Inc. (the “Company”) filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the “Form 10-Q”).  Accompanying the Form 10-Q as correspondence were the certifications of Brian B. Pemberton, Chief Executive Officer and Alan R. Dix, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The certifications are attached hereto as Exhibits 99.1 and 99.2.

The certifications attached hereto as exhibits are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company’s Form 10-Q, or as a separate disclosure document.  The information included in this Current Report on Form 8-K (including the exhibits hereto) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                ROHN INDUSTRIES, INC.

Dated:  August 14, 2002                                              By:      /s/ Alan R. Dix________________

                                                                                                    Alan R. Dix

                                                                                                    Chief Financial Officer

Exhibit Index

Exhibit 99.1                                          Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, dated August 14, 2002.

Exhibit 99.2                                          Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, dated August 14, 2002.